Prepayments and Other Current Assets - Schedule of Prepayments and Other Current Assets (Details) - USD ($)		Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2023
Schedule of Prepayments and Other Current Assets [Abstract]
VAT recoverable		$ 1,939	$ 39,161
Prepaid expenses and others current assets		13,209	54,056
Loans to third parties	[1]		9,457,764
Subtotal		15,148	9,550,981
Less: allowance for doubtful accounts		(814)	(112,541)
Total		$ 14,334	$ 9,438,440

[1]	During the year ended June 30, 2024, the Company provided loans to some third parties for their working capital needs. These loans have a term of one year and bear interest at 8% per annum. As of June 30,2025, Elitepro Innovation Limited, who borrowed approximately $5.3 million from the Company, had repaid all principal and $240,576 in interest and Nexustech Services Limited, who borrowed approximately $6.1 million from the Company, had repaid all principal and $236,990 in interest.